UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: April 23, 2007
(Date of earliest event reported)
Woodward Governor Company
(Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

1000 East Drake Road, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
970-482-5811
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 23, 2007, Woodward Governor Company (the “Registrant”) reported its results of operations for its fiscal second quarter ended March 31, 2007. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements:
          None
(b) Pro forma financial information:
          None
(c) Shell company transactions:
          None
(d) Exhibits

99.1	Press Release of Woodward Governor Company dated April 23, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2007	WOODWARD GOVERNOR COMPANY
	By:	/s/ Robert F. Weber, Jr.
Robert F. Weber, Jr.
Chief Financial Officer, Corporate Secretary, and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Woodward Governor Company dated April 23, 2007